o 157 SA-1
                          SUPPLEMENT DATED JULY 1, 2002
                 TO THE STATEMENT OF ADDITIONAL INFORMATION OF
                      FRANKLIN STRATEGIC MORTGAGE PORTFOLIO
                             DATED FEBRUARY 1, 2002

The Statement of Additional Information is amended as follows:

I. The third paragraph under "Investments, techniques, strategies and their risks" on page 3 is replaced with the following:

 The Fund also may invest in obligations of the U.S. government; notes, bonds, and discount instruments of U.S. government agencies or instrumentalities such as Federal Home Loan Banks, FNMA, GNMA, the Student Loan Marketing Association, the Resolution Funding Corporation, and the Federal Farm Credit Bank; time and savings deposits (including fixed- or adjustable-rate certificates of deposit) in commercial or savings banks or in institutions whose accounts are insured by the Federal Deposit Insurance Corporation (FDIC); and other securities that are consistent with the Fund's investment goal. The Fund's investment in time deposits will not exceed 10% of its total assets. The Fund also has the authority to invest in futures contracts and options on futures contracts.

II. The right column on page 4 and the first two paragraphs on page 5 are replaced with the following:

 Generally, the Fund's sales of futures contracts and purchases of put options on futures contracts will be to protect its investments against declines in value. The Fund expects that it will normally purchase securities upon termination of long futures contracts and long call options on futures contracts, but under unusual market conditions it may terminate any of these positions without a corresponding purchase of securities.

 FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS The Fund may enter into contracts for the purchase or sale for future delivery of debt securities (futures contracts) traded on U.S. and foreign exchanges. The Fund's obligations under futures contracts (as measured by the net notional value of the Fund's futures contracts) will not exceed 5% of the Fund's assets. Although the Fund has the authority to, it does not presently intend to enter into options to buy or sell futures contracts (options on futures contracts) traded on U.S. and foreign exchanges. Options, futures and options on futures generally are considered to be "derivative securities."

 Financial futures contracts are commodity contracts that obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a security, or the cash value of a securities index during a specified future period at a specified price. A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the acquisition of a contractual obligation to acquire the securities called for by the contract at a specified price on a specified date. Futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission (CFTC) and must be executed through a futures commission merchant or brokerage firm that is a member of the relevant contract market.

 Although financial futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to take delivery of the securities. Since all transactions in the futures market are made, offset, or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

 Generally, the purpose of the acquisition or sale of a futures contract is to attempt to protect the Fund from fluctuations in the price of portfolio securities without actually buying or selling the underlying security. The Fund may use futures contracts to help manage risks relating to interest rates and to cause new cash to be invested in the securities markets. To the extent required by the Securities and Exchange Commission (SEC) rules, when the Fund enters into a futures contract, it will deposit in a segregated account with its custodian bank cash or U.S. Treasury obligations equal to a specified percentage of the value of the futures contract (the "initial margin") as required by the relevant contract, market, and futures commission merchant. The futures contract will be marked-to-market daily. Should the value of the futures contract decline relative to the Fund's position, the Fund will be required to pay the futures commission merchant an amount equal to such change in value.

 The Fund may take advantage of opportunities in the area of options and futures contracts, options on futures contracts, and any other derivative investments which are not presently contemplated for use by the Fund or which are not currently available but which may be developed, to the extent such opportunities are both consistent with the Fund's investment goal and legally permissible for the Fund. Prior to investing in any such investment vehicle, the Fund will supplement its Prospectus, if appropriate.

              Please keep this supplement for future reference.